AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT I
          GROUP AND INDIVIDUAL IMMEDIATE VARIABLE ANNUITY CONTRACTS

                   THE UNITED STATES LIFE INSURANCE COMPANY
                           IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL A
                  GROUP IMMEDIATE VARIABLE ANNUITY CONTRACTS

                        SUPPLEMENT DATED APRIL 17, 2020
                                       TO
                          PROSPECTUSES, AS SUPPLEMENTED

      American General Life Insurance Company ("AGL") and The United States Life Insurance Company in the City of New York ("US Life") (AGL and US Life together referred to as the "Company") are amending the Contract Prospectuses in connection with the closure of the Vanguard VIF Small Company Growth Portfolio ("Portfolio") to investments as discussed further below.

      Effective May 1, 2020, the Portfolio is closed to investments by any Contract owners who are not currently invested in such Portfolio as of that date. The Portfolio is not available for any transfers, automatic rebalancing or dollar cost averaging into the Portfolio by such Owners beginning May 1, 2020.

      If you have any questions regarding this matter, please call the Group Annuity Administration Department at 1-877-299-1724.